Exhibit 5







                         SHAREHOLDERS AGREEMENT


                              by and among


                    CHADMOORE WIRELESS GROUP, INC. ,

                  RECOVERY EQUITY INVESTORS II, L.P.,

                                  and

                            ROBERT W. MOORE

                  SHAREHOLDERS AGREEMENT, dated as of May 1, 1998, by and among CHADMOORE WIRELESS GROUP, INC., a Colorado corporation (the "Company"), RECOVERY EQUITY INVESTORS II, L.P., a Delaware limited partnership ("REI"), Robert W. Moore ("Moore"), and any other Person who executes a Joinder Agreement and thereby becomes a party to this Agreement. Capitalized terms are used as defined in Article I hereto.

                                RECITALS

                  WHEREAS, the Company and REI have entered into that certain Investment Agreement dated as of May 1, 1998 (as the same may be amended, supplemented or otherwise modified from time to time the "Investment Agreement"), pursuant to which, among other things, REI is acquiring (a) 8,854,662 newly issued shares of Common Stock, par value $0.001 per share, of the Company (the 'Common Stock"), (b) 10,119,614 newly issued shares of Series C Preferred Stock, par value $0.001 per share, of the Company and (c) Warrants granting REI the right to acquire shares of Common Stock;

                  WHEREAS, immediately following the consummation of the transactions contemplated by the Investment Agreement, Moore will beneficially own 2,024,266 shares of Common Stock and options to acquire an additional 350,000 shares of Common Stock.

                  WHEREAS, each of the Company, REI and Moore wish to enter into this Agreement to regulate certain aspects of their relationship and to provide for, among other things, restrictions on the transfer or other disposition of certain securities of the Company and matters relating to the corporate governance of the Company; and

                  WHEREAS, the Investment Agreement, among other things, provides that the execution and delivery of this Agreement is a condition to the consummation of the other transactions contemplated by the Investment Agreement.

                  NOW, THEREFORE, in connection with the Investment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                               ARTICLE I
                          CERTAIN DEFINITIONS

         I.1 Definitions. (a) The following defined terms, when used in this Agreement, shall have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                  "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended as of the date hereof, and as the same may be amended or restated from time to time after the date hereof.

                  "Board' means the Board of Directors of the Company.

                  "By-Laws" means the By-Laws of the Company, as amended as of the date hereof, and as the same may be amended or restated from time to time after the date hereof.

                  "Closing" has the meaning ascribed to it in the Investment Agreement.

                  "Closing Date" has the meaning ascribed to it in the Investment Agreement.

                  "Common Stock" has the meaning ascribed to it in the recitals hereto.

                  "Company" has the meaning ascribed to it in the introductory paragraph of this Agreement.

                  "Competitor" means, as of any date, any Person regulated, or that has Affiliates regulated, by the Wireless Telecommunication Bureau or the Common Carrier Bureau of, in each case, the FCC (other than as a result of the consummation of the transactions contemplated by Section 3.1(b)).

                  "Equity Equivalents" means securities which, by their terms, are or may be exercisable, convertible or exchangeable for or into Common Stock.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  "FCC"  has  the   meaning   ascribed  to  it  in  the
Investment Agreement.

                  "Fully-Diluted Basis" means, with respect to the calculation of the number of shares of Common Stock, (a) all shares of Common Stock outstanding at the time of determination and (b) all shares  of Common  Stock  issuable  upon the  exercise,  conversion  or
exchange  of  any  Equity  Equivalents   outstanding  at  the  time  of
determination.

                  "Independent Directors" has the meaning ascribed to it in Section 2.1.

                  "Investment Agreement" has the meaning ascribed to it in the recitals hereto.

                  "Joinder   Agreement"   means  a  Joinder   Agreement
substantially in the form attached hereto as Exhibit A.

                  "Management Directors" has the meaning ascribed to it in Section 2.1.

                  "Moore" has the meaning ascribed to it in the introductory paragraph of this Agreement.

                  "Moore Shareholders" means (a) Moore and (b) any Person who is a transferee of Restricted Securities held by a Moore Shareholder pursuant to Section 3.1, in each case, (i) for so long as such Person shall hold Restricted Securities and (ii) the provisions of this Agreement applicable to Moore Shareholders are applicable to such Person.

                  "Person" means an individual, partnership, corporation, trust, unincorporated organization, limited liability company, joint venture, government (or any agency or political subdivision thereof) or any other entity of any kind.

                  "Projections" has the meaning ascribed to it in the Investment Agreement.

                  "REI"  has  the   meaning   ascribed  to  it  in  the
introductory paragraph of this Agreement.

                  "REI  Directors"  has the  meaning  ascribed to it in
Section 2.1.

                  "REI Shareholders" means (a) REI and (b) any Person who is a transferee of Restricted Securities held by an REI Shareholder pursuant to Section 3.1, in each case, (i) for so long as such Person shall hold Restricted Securities and (ii) the provisions of this Agreement applicable to REI Shareholders are applicable to such Person.

                  "Restricted Securities" means the Common Stock, any Equity Equivalents and any securities issued with respect thereto as a result of any stock dividend, stock split, reclassification, recapitalization, reorganization, merger, consolidation or similar event or upon the conversion, exchange or exercise thereof.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  "Shareholders" means the Moore Shareholders and the REI Shareholders.

                  "Transfer" means sell, transfer, assign, pledge, hypothecate, give away or in any manner dispose of, or enter into any voting agreement with respect to, any shares of Restricted Securities.

                  "Triggering Event" means an "Event of Default" as defined in the Warrant, dated the date hereof, to purchase up to 4,000,000 shares of Common Stock (subject to adjustment) issued to REI by the Company and shall also include a material shortfall from the Projections.

                  "Voting Securities" means the shares of Common Stock and other securities (including voting preferred stock) issued by the Company which are entitled to vote generally for the election of directors of the Company, whether currently outstanding or hereafter issued (other than securities having such powers only upon the occurrence of a contingency).

                  "Warrants" has the meaning ascribed to it in the Investment Agreement.


                               ARTICLE II
                          CORPORATE GOVERNANCE

                  II.1 Board of Directors. Except as contemplated by this Agreement or as otherwise agreed to by the REI Shareholders, neither the Company nor any of the Shareholders shall take or recommend to the Company's shareholders any action which would cause the Board to consist of more or less than six members or, if an additional director is designated as provided herein, seven members.

                  Except as contemplated by this Agreement or as otherwise agreed to by the REI Shareholders and Moore, the Company and each of the Shareholders shall take all action necessary to cause the Board to consist of the following individuals: (i) two individuals (the "REI Directors") to be designated by the REI Shareholders and (ii) two individuals (the "Management Directors") to be designated by the Chief Executive Officer of the Company. In addition, the Company shall take all action necessary to cause the Board to have two additional members, to be determined by a majority of the Board of Directors, each of whom is not a direct or indirect Affiliate, officer or director of the Company or any Subsidiary of the Company or any direct or indirect Affiliate or family member of any of the foregoing (the "Independent Directors"), provided, however, that at any time after the date hereof, either the REI Directors or the Management Directors may, by notice to the others, elect to increase the number of Independent Directors to three with the individual to be so designated to be qualified and to be determined as specified above. Upon the Closing, the Board shall consist of six members, (x) Joseph J. Finn-Egan and Jeffrey A. Lipkin as REI Directors, (y) Robert W. Moore and Jan S. Zwaik as Management Directors and (z) Mark Sullivan and Janice Pellar as Independent Directors. In furtherance and not in limitation of the foregoing, the Company shall recommend to its shareholders that any Person designated as described herein be included in the slate of nominees recommended for election to the Board at each meeting of the Company held for such purpose. The Company has taken all necessary steps to ensure that upon the Closing the Board will consist of the individuals identified herein.

                  In the event that any member of the Board designated as provided herein shall cease to serve as a director for any reason, the vacancy resulting therefrom shall be filled as soon as practicable with a Person designated as provided herein. Neither the Company nor any Shareholder shall take any action inconsistent with the provisions of this Section 2.1, including, without limitation, recommending the removal of any member of the Board without the consent of Persons entitled to designate such member.

                  II.2 Voting. (a) During the period from the Closing Date through and until the third anniversary thereof, (x) each of the Shareholders (other than, in the case of REI, if a Triggering Event has occurred and is continuing) shall take all such action as may be required so that all Voting Securities beneficially owned by such Shareholder are voted (in person or in proxy or by written consent) for the election of the REI Directors and the Management Directors and (y) without the prior written consent of the REI Directors, the Board shall not establish any committee that has more than three members or that does not have at least one REI Director as a member.

                  (b) Each of the Shareholders shall be present, in person or by proxy, at all duly held meetings of the shareholders of the Company so that all Voting Securities held by the Shareholders may be counted for the purposes of determining the presence of a quorum at such meetings.

                  II.3 No Duty to Designate.  Nothing contained in this
Article II shall be construed as requiring the REI Shareholders to designate any REI Director or to require any REI Director to continue to serve in office if such REI Director elects to resign.

                  II.4 Directors and Officers Insurance Policy. The Company shall cause the REI Directors and the Management Directors to be covered by directors and officers liability insurance to the same extent and in the same amount as any Independent Director.


                              ARTICLE III
                         TRANSFER RESTRICTIONS

                  III.1 Transfers of Securities. Subject to the next succeeding sentence, during the period from and after the Closing Date through and until the third anniversary thereof, each of the REI Shareholders and each of the Moore Shareholders shall have the right to Transfer any Restricted Securities held by them to any Person, provided that such Person shall have executed and delivered a Joinder Agreement. Notwithstanding the foregoing, no REI Shareholder or Moore Shareholder shall transfer any Restricted Securities to a Competitor, except (a) with the approval of a majority of the members of the Board, (b) pursuant to a tender offer or exchange offer to all holders of Common Stock by a Competitor, after the consummation of which, such Competitor would, directly or indirectly, be the beneficial owner of more than fifty percent of the Common Stock on a Fully Diluted Basis, or (c) in the case of the REI Shareholders, only, if a Triggering Event has occurred and is continuing.

                  III.2 Legend. Each certificate representing Restricted Securities of the Shareholders shall be endorsed with the legends set forth in Exhibit B hereto and such other legends as may be required by applicable state securities laws. Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon the completion of a Transfer pursuant to a registered public offering under the Securities Act and made in accordance with the Securities Act) shall also bear such legends, unless the such Restricted

Securities represented thereby are no longer subject to the provisions of this Agreement or, in the opinion of the Company (with advice from counsel to the Company, as the Company may deem appropriate), the restrictions imposed under the Securities Act or any state securities law, in which case the applicable legend (or legends) may be removed.

                               ARTICLE IV
                    CERTAIN COVENANTS OF THE PARTIES

                  IV.1 Amendment to Articles of Incorporation. Subject to obtaining all necessary approvals from the FCC, the Company shall take all action necessary for an amendment to the Articles of Incorporation, in the form of Exhibit C hereto, to be presented to the shareholders of the Company for their approval as soon as reasonably practicable at an annual meeting and each Shareholder shall take all such actions as may be required so that all Voting Securities beneficially owned by such Shareholder are voted (in person or by proxy) for the approval of such amendment.


                               ARTICLE V
                             MISCELLANEOUS

                  V.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York, except to the extent that the Colorado Business Corporation Act applies as a result of the Company being incorporated in the State of Colorado, in which case such Colorado Business Corporation Act shall apply.

                  V.2 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and this Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company, Moore and REI Shareholders which then hold in the aggregate more than 50% of the aggregate shares of Restricted Securities on a Fully-Diluted Basis then held by all REI Shareholders. In the event of an amendment, modification or supplement of this Agreement in accordance with its terms, the Shareholders shall take all action necessary or appropriate, within 30 calendar days following such amendment, modification or supplement, or as soon thereafter as is practicable, to cause the adoption of any amendment to the Articles of Incorporation or By-Laws of the Company that may be required as a result of such amendment, modification or supplement to this Agreement. The Shareholders hereby agree to vote their shares of Restricted Securities to approve each such amendment to the Articles of Incorporation or By-Laws of the Company.


                  V.3 Term. Except for the provisions of this Article V (and subject to the next succeeding sentence), this Agreement shall automatically and without further action terminate upon the earliest to occur of (a) any transaction pursuant to which any Person or group (within the meaning of Rule 13d under the Exchange Act) other than the Shareholders acquire a majority of the outstanding Voting Securities of the Company or (b) the written agreement of (i) REI Shareholders which then hold in the aggregate more than 50% of the aggregate shares of Restricted Securities on a Fully-Diluted Basis then held by all REI Shareholders and (ii) Moore.

                  V.4  Certain  Actions.   Unless  otherwise  expressly
provided  herein,  whenever any action is required under this Agreement by:

                  (a) the REI Shareholders (as a group, as opposed to the exercise by a REI Shareholder of its individual rights hereunder), it shall be by the affirmative vote of the holders of Restricted Securities representing more than 50% of the Common Stock on a Fully-Diluted Basis then held by the REI Shareholders as a group, or as otherwise agreed in writing by the REI Shareholders as a group (a copy of such writing to be supplied to Moore Shareholders by the Company or the REI Shareholders);

                  (b) the Moore Shareholders (as a group, as opposed to
the  exercise  by  a  Moore   Shareholder  of  its  individual   rights
hereunder), it shall be affirmative vote of Moore; or

                  (c) the Shareholders (as a group, as opposed to the exercise by a Shareholder of its individual rights hereunder), it shall be by the joint votes of the REI Shareholders (acting pursuant to clause (a) above) and Moore Shareholders (acting pursuant to clause (b) above).

                  V.5 Inspection. For so long as this Agreement shall remain in effect, this Agreement shall be made available for inspection by any Shareholder at the principal executive offices of the Company.

                  V.6 Waivers. No waiver by any party hereto of any term or condition of this Agreement, in one or more instances, shall be valid unless in writing, and no such waiver shall be deemed to be construed as a waiver of any subsequent breach or default of the same or any other term or condition hereof.

                  V.7  Successors  and  Assigns.  Except  as  otherwise
expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including transferees of Restricted Securities pursuant to Article III); provided, however, that (i) nothing contained herein shall be construed as granting any Shareholder the right to Transfer any of its Restricted Securities except in
accordance  with  this   Agreement,   (ii)  any  Person  that  acquires
Restricted Securities from a Shareholder shall be bound by, and entitled to the benefits of, the provisions of this Agreement that were applicable to the transferee thereof and (iii) notwithstanding any Transfer of Restricted Securities by any Shareholder to another Shareholder, only the provisions of this Agreement which were expressly applicable to REI Shareholders or Moore, respectively, shall be applicable to such REI Shareholder transferee or Moore Shareholder transferee.

                  V.8 Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party hereto injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages and costs (including reasonable attorneys' fees), will be entitled to specific performance of its rights under this Agreement. The parties hereto agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties hereto that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Such equitable remedies and all other remedies are cumulative and not exclusive and shall be in addition to any remedies which any party hereto may have under this Agreement or otherwise.

                  V.9 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  V.10 Headings; Certain Conditions. The headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof. Unless the context otherwise expressly requires, (a) all references herein to Articles, Sections and Exhibits, are to Article and Sections of, and Exhibits to, this Agreement, (b) the words "herein," "hereunder" and "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or provision and (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                  V.11 Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party hereto in order to carry out the provisions and purposes of this Agreement.

                  V.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  V.13 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed (by registered or certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties hereto at the following addresses or facsimile numbers:

                                    If to any Moore Shareholder, to:
                                    Robert W. Moore
                                    c/o Chadmoore Wireless Group, Inc.
                                    2875 East Patrick Lane
                                    Suite G
                                    Las Vegas, Nevada  89120
                                    Facsimile No.:  (702) 891-5255

                                    If to any REI Shareholder, to:

                                    Recovery Equity Investors II, L.P.
                                    901 Mariner's Island Boulevard, Suite 465
                                    San Mateo, CA 94404
                                    Facsimile No.: (650) 578-9842
                                    Attn: Joseph J. Finn-Egan
                                          Jeffrey A. Lipkin

                                    with a copy to:

                                    Morgan, Lewis & Bockius LLP
                                    101 Park Avenue
                                    New York, New York 10178
                                    Facsimile No.:  (212) 309-6273
                                    Attn:  Ira White, Esq.

                                    If to the Company, to:

                                    Chadmoore Wireless Group, Inc.
                                    4270 Polaris Street
                                    Las Vegas, Nevada  89104
                                    Facsimile No.:  (702) 891-5255
                                    Attn: Robert W. Moore, President & CEO

                                    with a copy to:

                                    Graham & James LLP
                                    400 Capitol Mall, 24th Floor
                                    Sacramento, California  95814-4411
                                    Facsimile No.: (916) 441-6700
                                    Attn:  Gilles S. Attia, Esq.

All such notices, requests and other communications will be deemed delivered upon receipt. Any party hereto may from time to time change its address, facsimile number or other information for the purpose of notices to such party by giving notice specifying such change to the other parties hereto in accordance with this Section.

                  V.14 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,
SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                       [Signature page to follow]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        CHADMOORE WIRELESS GROUP, INC.



                                        By:
                                           --------------------------------
                                           Name:
                                           Title:


                                           --------------------------------
                                           ROBERT W. MOORE


                                        RECOVERY EQUITY INVESTORS II, L.P.,
                                        By  Recovery Equity Partners II, L.P.,
                                            its general partner


                                        By:
                                           --------------------------------
                                           Name:   Joseph J. Finn-Egan
                                           Title:  General Partner


                                        By:
                                           --------------------------------
                                           Name:   Jeffrey A. Lipkin
                                           Title:  General Partner














                        [Shareholders Agreement]

                                                             Exhibit A

                       Form of Joinder Agreement


CHADMOORE WIRELESS GROUP, INC.
RECOVERY EQUITY INVESTORS II, L.P.
ROBERT W. MOORE


Ladies & Gentlemen:

                  In consideration of the transfer to the undersigned of [describe security being transferred] of CHADMOORE WIRELESS GROUP, INC. a Colorado corporation (the "Company"), the undersigned represents that [he] [she] [it] is a Transferee of [Insert name of transferor] and agrees that, as of the date written below, [he] [she] [it] shall become a party to that certain Shareholders' Agreement, dated as of
  , 1998 (as such agreement may have been amended, supplemented or modified from time to time, the "Agreement"), among the Company and the persons named therein, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement that are applicable to the undersigned's transferor, as though an original party thereto and shall be deemed a [Moore Shareholder] [REI Shareholder] for all purposes thereof.

                  Executed as of the       day of         ,      .


                                        SIGNATORY:
                                                  ------------------------
                                        Address:
                                                  ------------------------

                                                  ------------------------

                                                  ------------------------

                                        ACKNOWLEDGED AND ACCEPTED:


                                        CHADMOORE WIRELESS GROUP, INC.

                                        By:
                                           -------------------------------
                                           Name:
                                           Title:




                                        ----------------------------------
                                        ROBERT W. MOORE


                                        RECOVERY EQUITY INVESTORS II, L.P.
                                        By Recovery Equity Partners II, L.P.,
                                               its general partner



                                        By:
                                           -------------------------------
                                           Name:  Joseph J. Finn-Egan
                                           Title:   General Partner



                                        By:
                                           -------------------------------
                                           Name:  Jeffrey A. Lipkin
                                           Title:   General Partner

                                                              Exhibit B

                                Legends
                                -------

         Shares of Restricted Securities shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER IN THE SHAREHOLDERS AGREEMENT DATED AS OF MAY , 1998 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER HEREOF). NO REGISTRATION OF TRANSFER OF SUCH SECURITY WILL BE MADE ON THE BOOKS OF THE ISSUER AND NO SHARES SHALL BE ISSUED TO ANY PERSON OTHER THAN THE
         REGISTERED HOLDER OF THIS SECURITY UNLESS AND UNTIL ALL APPLICABLE RESTRICTIONS ON TRANSFER CONTAINED IN SUCH SHAREHOLDERS AGREEMENT SHALL HAVE BEEN COMPLIED WITH.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

                           TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I  CERTAIN DEFINITIONS...............................................1
         1.1      Definitions................................................1

ARTICLE II  CORPORATE GOVERNANCE.............................................4
         2.1      Board of Directors.........................................4
         2.2      Voting.....................................................4
         2.3      No Duty to Designate.......................................5
         2.4      Directors and Officers Insurance Policy....................5

ARTICLE III  TRANSFER RESTRICTIONS...........................................5
         3.1      Transfers of Securities....................................5
         3.2      Legend.....................................................5

ARTICLE IV  CERTAIN COVENANTS OF THE PARTIES.................................6
         4.1      Amendment to Articles of Incorporation.....................6

ARTICLE V  MISCELLANEOUS.....................................................6
         5.1      Governing Law..............................................6
         5.2      Entire Agreement; Amendments...............................6
         5.3      Term.......................................................6
         5.4      Certain Actions............................................7
         5.5      Inspection.................................................7
         5.6      Waivers....................................................7
         5.7      Successors and Assigns.....................................7
         5.8      Remedies...................................................7
         5.9      Invalid Provisions.........................................8
         5.10     Headings; Certain Conditions...............................8
         5.11     Further Assurances.........................................8
         5.12     Counterparts...............................................8
         5.13     Notices....................................................8
         5.14     Waiver of Jury Trial......................................10

Exhibit A         Form of Joinder Agreement for Permitted Transferees
Exhibit B         Legends
Exhibit C         Amendment





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